UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 4, 2023
Virgin Orbit Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4022 E. Conant St. Long Beach, California	90808
(Address of principal executive offices)	(Zip Code)
(562) 388-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VORB	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VORBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A updates the information disclosed under Item 3.01 of the Current Report on Form 8-K of Virgin Orbit Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) on April 10, 2023, which announced the Company’s receipt of a notification from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) of its determination to commence proceedings to delist the Company’s common stock and warrants from Nasdaq as a result of the Company’s commencement of voluntary proceedings under Chapter 11 of the United States Bankruptcy Code, and the Company’s intention to appeal such delisting determination.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2023, the Company requested an oral hearing before the Nasdaq Hearings Panel pursuant to Nasdaq Listing Rule 5815 to appeal the Listing Qualification Department’s delisting determination. Nasdaq informed the Company that the hearing was scheduled for May 11, 2023. As previously announced, trading of the Company’s securities on Nasdaq was suspended at the opening of business on April 13, 2023, and the Company’s common stock is currently trading on the OTC Pink Market operated by the by OTC Markets Group Inc. under the symbol “VORBQ.”

On April 21, 2023, the Company notified Nasdaq of the Company’s decision to withdraw its request for the aforementioned hearing and its intention not to seek an appeal of the delisting determination. As a result, it is expected that Nasdaq will file a Form 25-NSE with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the delisting of the Company’s securities on Nasdaq. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to the timing and outcome of the Company’s current proceedings (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) and the Company’s filing for relief under Chapter 11, as well as the factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as well as in the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Information section of the Company’s website at www.virginorbit.com. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Virgin Orbit assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Orbit Holdings, Inc.

Date:	April 21, 2023	By:	/s/ Dan Hart
		Name:	Dan Hart
		Title:	Chief Executive Officer